                                                                  EXECUTION COPY

                                                                 EXHIBIT 10.32.3

                                  REAFFIRMATION

     This Reaffirmation (as amended, restated or otherwise modified, this
"Reaffirmation"), dated as of October 22, 2002 and effective as of November    ,
                                                                           ----
2002 is made by KNOLOGY Broadband, Inc., a Delaware corporation (the "Guarantor"), the undersigned Subsidiaries of the Guarantor (each, a "Borrower", collectively, the "Borrowers") in favor of WACHOVIA BANK, NATIONAL ASSOCIATION, formerly known as First Union National Bank ("Wachovia"), as Administrative Agent (the "Administrative Agent"), and for the ratable benefit of itself, the financial institutions (the "Lenders") as are, or may from time to time become, parties to the Credit Agreement (as defined below).

                              STATEMENT OF PURPOSE

     The Guarantor, the Borrowers, certain financial institutions (the "Prior Lenders") and the Administrative Agent are party to that certain Credit Agreement dated as of December 22, 1998 (as amended, restated or otherwise modified prior to the date hereof the "Original Credit Agreement") under the terms of which the Prior Lenders provided the Borrowers with a secured $50,000,000 revolving credit facility. The Borrowers' obligations under the Original Credit Agreement are unconditionally guaranteed by the Guarantor and secured by Liens granted and assignments made to the Administrative Agent by the Borrowers and the Guarantor, for the ratable benefit of itself and the Prior Lenders, in each case pursuant to the Security Documents (as defined in the Original Credit Agreement).

     The Guarantor, the Borrowers, the Lenders (including certain Prior Lenders) and the Administrative Agent now desire to amend and restate the provisions of the Original Credit Agreement pursuant to the Amended and Restated Credit Agreement of even date herewith (as amended, restated or otherwise modified, the "Credit Agreement") by and among the Guarantor, the Borrower, the Lenders and the Administrative Agent.

     Certain of the Security Documents are being amended and restated pursuant to the terms of a Collateral Agreement dated as of the date hereof among Borrowers, Guarantor and the Administrative Agent.

     The Borrowers and the Guarantor have entered into the agreements listed on
Schedule 1 hereto (the "Reaffirmed Documents"). Copies of the agreements listed on Schedule 1 are attached hereto as Exhibit A.

     In connection with the transactions contemplated by the Credit Agreement and as a condition precedent thereto, the Lenders have requested that the Borrowers and the Guarantor execute and deliver this Reaffirmation and the Borrowers and the Guarantor have agreed to execute and deliver this Reaffirmation pursuant to the terms hereof.

     NOW, THEREFORE, in consideration of these premises and to induce the Lenders and the Administrative Agent to enter into and make available Loans pursuant to the Credit Agreement, the Borrowers and the Guarantor hereby agree with the Administrative Agent for the ratable benefit of itself and the Lenders as follows:

     SECTION 1. Definitions. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement.

     SECTION 2. Reaffirmation. Each Borrower and the Guarantor hereby confirms that each of the Reaffirmed Documents executed by them, respectively, shall continue to be in full force and effect and is hereby in all respects ratified and reaffirmed as if fully restated as of the date hereof by this Reaffirmation; provided that: (a) all references therein to the "Credit Agreement" shall be deemed to be references to the Credit Agreement, (b) all references to "Administrative Agent" shall be deemed to be references to Wachovia in its capacity as Administrative Agent under the Credit Agreement and (c) all references to "Lenders" shall be deemed to be references to the Lenders under the Credit Agreement.

     SECTION 3. Obligations Secured. The Reaffirmed Documents, as confirmed, ratified and reaffirmed by this Reaffirmation, secure the Obligations of the Borrowers under the Credit Agreement.

     SECTION 4. No Termination. Each Borrower and the Guarantor hereby agrees and acknowledges that the amendment, restatement and refinancing of the Original Credit Agreement pursuant to the Credit Agreement will not result in the termination of any of the Reaffirmed Documents.

     SECTION 5. Representations and Warranties. All representations and warranties made under any Reaffirmed Document shall be deemed to be made, and shall be true and correct, at and as of the date hereof, the Closing Date and as of the date of each Loan under the Credit Agreement, except to the extent previously fulfilled in accordance with the terms hereof and except to the extent that by their respective terms such representations and warranties relate solely to a prior date. All representations and warranties made under this Reaffirmation shall survive, and not be waived by, the execution hereof by the Administrative Agent, any investigation or inquiry by the Administrative Agent or the Lenders or the making of any Loan under the Credit Agreement.

     SECTION 6. Governing Law. This Reaffirmation shall be governed by and construed in accordance with the laws of the State of North Carolina.

     SECTION 7. Counterparts. This Reaffirmation may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

                           [SIGNATURE PAGES TO FOLLOW]

                                        2

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     IN WITNESS WHEREOF, the parties hereto have caused the Reaffirmation to be duly executed and delivered by their duly authorized officers as of the date first above written.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers, all as of the day and year first written above.

[CORPORATE SEAL]                          KNOLOGY OF COLUMBUS, INC., as Borrower


                                          By:
                                              ----------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                 -------------------------------


[CORPORATE SEAL]                          KNOLOGY OF MONTGOMERY, INC., as
                                          Borrower


                                          By:
                                              ----------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                 -------------------------------


[CORPORATE SEAL]                          KNOLOGY OF PANAMA CITY, INC., as
                                          Borrower


                                          By:
                                              ----------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                 -------------------------------


[CORPORATE SEAL]                          KNOLOGY OF AUGUSTA, INC., as
                                          Borrower


                                          By:
                                              ----------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                 -------------------------------

[Reaffirmation]

[CORPORATE SEAL]                          KNOLOGY OF CHARLESTON, INC., as
                                          Borrower


                                          By:
                                              ----------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                 -------------------------------


[CORPORATE SEAL]                          KNOLOGY OF SOUTH CAROLINA, INC., as
                                          Borrower


                                          By:
                                              ----------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                 -------------------------------


[CORPORATE SEAL]                          KNOLOGY OF ALABAMA, INC., as
                                          Borrower


                                          By:
                                              ----------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                 -------------------------------


[CORPORATE SEAL]                          KNOLOGY OF FLORIDA, INC., as
                                          Borrower


                                          By:
                                              ----------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                 -------------------------------


[CORPORATE SEAL]                          KNOLOGY OF HUNTSVILLE, INC., as
                                          Borrower


                                          By:
                                              ----------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                 -------------------------------

                           [Signature Pages Continue]

[Reaffirmation]

[CORPORATE SEAL]                          KNOLOGY OF TENNESSEE, INC., as
                                          Borrower


                                          By:
                                              ----------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                 -------------------------------


[CORPORATE SEAL]                          KNOLOGY OF GEORGIA, INC., as Borrower


                                          By:
                                              ----------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                 -------------------------------


[CORPORATE SEAL]                          KNOLOGY BROADBAND, INC., (formerly
                                          known as KNOLOGY Holdings, Inc.) as
                                          Guarantor


                                          By:
                                              ----------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                 -------------------------------

                           [Signature Pages Continue]

[Reaffirmation]

                                          ACKNOWLEDGED AND AGREED
                                          WACHOVIA BANK, NATIONAL ASSOCIATION,
                                          as Administrative Agent


                                          By:
                                              ----------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                 -------------------------------

[Reaffirmation]

                                   Schedule 1
                                       to
                                  Reaffirmation

1. Deed to Secure Debt by and between KNOLOGY of Augusta, Inc., as Grantor, and First Union National Bank, as Administrative Agent, dated December 22, 1998, recorded at Reel 624, Page 1496, Clerk of Superior Court of Richmond County, Georgia.

2. Deed to Secure Debt by and between KNOLOGY Holdings, Inc., as Grantor, and First Union National Bank, as Administrative Agent, dated December 22, 1998, recorded at Book 825, Page 635, Clerk of Superior Court of Troup County, Georgia

3. Mortgage by and between KNOLOGY of Huntsville, Inc., as Grantor, and First Union National Bank, as Administrative Agent, dated December 21, 1998, recorded at Book 2487, Page 901, Madison County, Alabama Judge of Probate.

4. Mortgage by and between KNOLOGY of Charleston, Inc., as Grantor, and First Union National Bank, as Administrative Agent, dated December 22, 1998, recorded at Book 317, Page 585, Register of Charleston County, South Carolina.

5. Collateral Assignment by and between KNOLOGY of Columbus, Inc., as Assignor, and First Union National Bank, as Administrative Agent dated December 22, 1998.

6. Collateral Assignment by and between KNOLOGY of Montgomery, Inc., as Assignor, and First Union National Bank, as Administrative Agent dated December 22, 1998.

7. Collateral Assignment by and between KNOLOGY of Panama City, Inc., as Assignor, and First Union National Bank, as Administrative Agent dated December 22, 1998.

8. Collateral Assignment by and between KNOLOGY Holdings, Inc., as Assignor, and First Union National Bank, as Administrative Agent dated December 22, 1998.